Exhibit 99.1

Investor Day Thursday May 27, 2010

Cautionary Statement This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which statements are intended to be covered by the safe harbor created by such sections and other applicable laws. Such forward-looking statements include, without limitation: (i) estimates of future mineral production, results and sales; (ii) estimates of future costs applicable to sales, other expenses and taxes, for specific operations and on a consolidated basis; (iii) estimates of future capital expenditures, construction, production or closure activities; (iv) statements regarding future exploration potential, asset potential, potential resource expansion and targeted production; (v) estimates and expectations regarding reserves and non- reserve mineralization; (vi) statements regarding fluctuations in capital and currency markets; (vii) statements regarding potential cost savings, productivity, operating performance, and cost structure; (viii) expectations regarding the development, growth, mine life, production and costs applicable to sales and exploration potential of the Company's projects; and (ix) expectations regarding the impacts of operating technical or geotechnical issues in connection with the Company's projects or operations. Estimates or expectations of future events or results are based upon certain assumptions, which may prove to be incorrect. Such assumptions, include, but are not limited to: (i) there being no significant change to current geotechnical, metallurgical, hydrological and other physical conditions; (ii) permitting, development, operations and expansion of the Company's projects being consistent with current expectations and mine plans; (iii) political developments in any jurisdiction in which the Company operates being consistent with its current expectations; (iv) certain exchange rate assumptions for the Australian dollar to the U.S. dollar, as well as other the exchange rates being approximately consistent with current levels; (v) certain price assumptions for gold, copper and oil; (vi) certain effective tax rate assumptions (vii) prices for key supplies being approximately consistent with current levels; and (viii) the accuracy of our current mineral reserve and mineral resource estimates. Where the Company expresses or implies an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, forward- looking statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed, projected or implied by such forward-looking statements. Such risks include, but are not limited to, gold and other metals price volatility, currency fluctuations, increased production costs and variances in ore grade or recovery rates from those assumed in mining plans, political and operational risks in the countries in which we operate, changes in governmental regulation, including taxation, environmental, permitting and other regulations, and judicial outcomes. For a more detailed discussion of such risks and other factors, see the Company's 2009 Annual Report on Form 10-K, filed on February 25, 2010, with the Securities and Exchange Commission, as well as the Company's other SEC filings. The Company does not undertake any obligation to release publicly revisions to any "forward-looking statement," to reflect events or circumstances after the date of this news release, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws. 2

Introduction Strategic Overview Regional Updates North America South America Asia Pacific Africa Conclusion Agenda 3

Newmont's Executive Leadership Team 4 Richard O'Brien - President and CEO Russell Ball - Executive Vice President and CFO Randy Engel - Executive Vice President, Strategic Development Brian Hill - Executive Vice President, Operations Guy Lansdown - Executive Vice President, Discovery and Development Bill MacGowan - Executive Vice President, Human Resources & Communications

Additional Members of Newmont's Leadership Team 5 Jeff Huspeni - Senior Vice President, African Operations Tom Kerr - Senior Vice President, North American Operations Tim Netscher - Senior Vice President, Asia Pacific Operations Carlos Santa Cruz - Senior Vice President, South American Operations Grigore Simon - Vice President, Generative Exploration Cindy Williams - Vice President, Business Opportunity Creation

This news release contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are intended to be covered by the safe harbor created by such sections and other applicable laws. Words such as "expect(s)", "feel(s)", "believe(s)", "will", "may", "anticipate(s)", "estimate(s)", "should", "intend(s)" and similar expressions are intended to identify forward-looking statements. Such forward-looking statements include, without limitation, (i) estimates of future mineral production and sales; (ii) estimates of future costs applicable to sales, other expenses and taxes, for specific operations and on a consolidated basis; (iii) estimates of future capital expenditures, construction, production or closure activities; (iv) statements regarding future exploration expenditures and results and future reserves and mineralized material; (v) statements regarding fluctuations in capital and currency markets; (vi) statements regarding potential cost savings, productivity, operating performance, and cost structure; (vii) expectations regarding the completion and timing of the Boddington acquisition and other transactions; and (viii) expectations regarding the start-up time, design, mine life, production and costs applicable to sales and exploration potential of the Boddington project and other projects. Where the Company expresses or implies an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, forward-looking statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed, projected or implied by such forward-looking statements. Such risks include, but are not limited to, gold and other metals price volatility, currency fluctuations, increased production costs and variances in ore grade or recovery rates from those assumed in mining plans, political and operational risks in the countries in which we operate, and governmental regulation and judicial outcomes. For a more detailed discussion of such risks and other factors, see the Company's 2009Annual Report on Form 10-K, filed on February 25 ,2010, with the Securities and Exchange Commission, as well as the Company's other SEC filings. The Company does not undertake any obligation to release publicly revisions to any "forward-looking statement," to reflect events or circumstances after the date of this news release, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws. 6 Strategic Overview Executive Leadership Team 6

2010 Priorities and Objectives "Delivering on Our Commitments" 7 Operations continue to meet or exceed expectations with ongoing focus on cost containment Commercial production achieved at Boddington in November 2009 Record revenue, earnings and operating cash flow in 2009 - strong Q1 2010 Significant liquidity and balance sheet strength available to fund internal project development Deliver on 2010 operating Outlook Continue to focus on the ramp-up of Boddington Aggressively advance project pipeline: Nevada portfolio, Akyem, Subika Expansion, Conga and Hope Bay Drive further value creation through operating and business efficiencies Increase exploration and development campaign to fill the project pipeline 7

Why Newmont? Execution Operational excellence and strong track record Cash Flow Superior operating and free cash flow generation TODAY Flexibility Strong balance sheet to fund internal development and strategic opportunities Optionality Robust pipeline of development opportunities Leadership Leading sustainability, community relations and human resource development practices 8

Stable, diverse production base Newmont's scope and scale provides transferable knowledge and skills globally Business efficiency and cost containment opportunities still exist Taking safety to the "next level" - Eliminate fatalities and serious injuries 9 9 Execution - Operational Excellence 9

10 Nevada Carlin Leeville/Turf Midas Phoenix Twin Creeks La Herradura Yanacocha Ahafo Boddington Batu Hijau Waihi Kalgoorlie Jundee Jundee Execution Global Portfolio of Operations 2010 Equity Gold Production (koz) (Mid-point of 2010 Outlook) ~5.4 Moz

11 Gold Equity Production Equity Production CAS Region (000 oz) % of total ($/oz) North America 1,740 - 1,885 33% $575 - $615 South America 750 - 810 14% $360 - $400 Asia Pacific 2,225 - 2,435 44% $400 - $440 Africa 460 - 500 9% $515 - $555 Total Gold 5.3 - 5.5 million $450 - $480 Total Gold (with Boddington on a by-product basis) Total Gold (with Boddington on a by-product basis) $440 - $470 Total Gold (with Boddington and Batu Hijau on a by-product basis) Total Gold (with Boddington and Batu Hijau on a by-product basis) Total Gold (with Boddington and Batu Hijau on a by-product basis) $310 - $340 Copper Equity Production Equity Production CAS Region (M lb) % of total ($/lb) Asia Pacific 330 - 360 100% $0.85 - $0.95 Total Copper 330 - 360 $0.85 - $0.95 Corporate (Consolidated) ($ mm) Capital $1,400 - $1,600 Exploration Expense $190 - $220 Advanced Projects & R&D Expense $230 - $250 Execution 2010 Outlook 11

Execution Costs Applicable to Sales per Ounce - Current and Outlook 12 2009 vs. Q1 2010 CAS ($/oz) Q1 2010 vs. 210 CAS Outlook ($/oz) Currently at upper end of 2010 outlook, trend improving due to projected increase in lower cost production Maintaining 2010 CAS outlook range of $450 - $480/oz 1 1 1 Copper credit is based on revenues generated from copper sold from Batu Hijau and Boddington 12

Execution Focused on maintaining our leadership position in safety Average = 1.39 Commitment to safety is priority #1 The success of our safety effort is demonstrated through our industry leading performance Committed to eliminating fatalities and serious injuries 13 2009 Total Reportable Accident Frequency Rate (TRAFR) Round Table Member Companies represented on the graph. Page 13

Create Operating and Business Efficiencies Sustainable Value Creation Value realization by empowering all employees with disciplined knowledge and tools. Operations Standards and Standardization (OSS) Continuous Improvement (CI) Management Operating System (MOS) Vision Maximize the value of our assets through the realization of incremental business efficiencies. Mission Every employee contributes to enhance productivity. Business Excellence Framework Strategy 14 Execution Creating operating and business efficiencies 14

Increased from "nameplate" 5Mmtpa1 to 5.9Mmtpa1 Higher utilization of installed power Coarser grind without recovery loss Design de-bottlenecking in circuit Operational optimisation & controls Leverage best practice across crews Ore blending to reduce variability Opportunities beyond 5.9Mmpta Debottleneck downstream slurry systems Optimize mill liners & operational controls Improve plant availability Improve mill motor performance Conveyors Grid system New SOPs 15 Execution Example of "applied" Business Excellence - Increasing Gold Mill throughput by 18% We are working on numerous, similar examples to drive efficiency Value Proposition - Increased & accelerated production over next 3 years from initial investment 5Mmtpa case 1 Mmtpa - million metric tonne per annum

Continued gross margin growth Exposure to escalating gold and copper price - TODAY Growing operating and free cash flow Strong return on invested capital 16 16 Cash Flow - Superior Generation in a Bullish Price Environment 16

Cash Flow Margin expansion generating strong cash flow Gold Gross Margin- 2005 to 2010 Proforma1 1 2010 proforma based on midpoint of 2010 CAS outlook and avg. realized gold price of $1,100/oz and copper 17 17

Cash Flow Leverage to Gold Price - Equity Operating Cash Flow 1 Production, CAS, and tax rate are based on the mid-point of 2010 Outlook 2 Includes G&A ($165M), Interest exp. ($275M), Exploration exp.($200M) and Advanced Projects/R&D ($230M) are based the midpoint of 2010 Outlook 3 Tax expense includes deduction for equity DD&A of $800M 2010 Proforma Equity Operating Cash Flow Sensitivity 18 Proforma 2010 equity operating cash flow at mid-point of outlook (1,100/oz gold and $3/lb copper1) Incremental 2010 OCF = ~$350 million per $100 change in gold price x + All numbers rounded to nearest $100M except per ounce and per pound figures 18

Cash Flow Leverage to Gold Price - Equity Free Cash Flow 2010 Proforma Equity Free Cash Flow Sensitivity 19 Incremental 2010 OCF = ~$350 million per $100 change in gold price Proforma 2010 equity free cash flow at mid-point of outlook (1,100/oz gold and $3/lb copper1) All numbers rounded to nearest $100M except per ounce and per pound figures 19

Newmont generating real returns for investors in a rising gold price environment 20 20 Cash Flow Strong cash flow generating real Return on Invested Capital 20 NEM Average Realized Gold Price Return on Invested Capital

Bullish Gold Environment - Our Thesis on Commodities Can be Summarized in the Following Slides Source: McKinsey (3/28/10) 21

Bullish Gold Environment - Fiscal & Monetary Inflation "Quantitative Easing:" A License To Print? "Quantitative Easing:" A License To Print? "Quantitative Easing:" A License To Print? Source: Martin Murenbeeld (4/14/10) 22 22

Bullish Gold Environment - Fiscal & Monetary Inflation Greece, The Euro & "Contagion" 23 23

Bullish Gold Environment - Investment Demand Increasing ETF's Changed the "Game" Source: GFMS, Gold Survey 2010 Source: UBS (05/12/10) 24 24

Bullish Gold Environment - Gold Supply Under Pressure Moderating Mine Supply and Official Sector Sales 25 Source: GFMS Gold Price Global Mine Supply (Tonnes) 25

Bullish Gold Environment - Declining Central Bank Sales Source: UBS (5/5/10) and World Gold Council, GID (4/10) 26 26

Significant Potential New Investment Capacity for Gold Only $200 Billion in Commodities out of $40 Trillion Managed Assets Source: World Gold Council (3/10) Martin Murenbeeld (4/14/10) 27 27

28 28 Flexibility - Strong balance sheet to fund opportunities Exceptional liquidity-TODAY "Pre-funded" robust project pipeline in each region Opportunistic portfolio enhancing acquisitions Targeted return of capital to shareholders 28

Flexibility Strong Balance Sheet provides maximum flexibility 1 COS - Canadian Oil Sands Trust Internal Project Development Exploration Opportunistic M&A Return of Capital 29 Over $6 Billion Available Liquidity Revolver Capacity, $1.7B COS1 and Other Marketable Securities, $1.2B Cash and Cash Equivalents, $3.4B Uses of Available Cash Execute our advanced projects Discoveries and reserve additions across our global districts Extend mine life, lower costs and improve growth profile Potential dividend increase, share buy back, etc. Strong Cash Flow Generation As of March 31, 2010

Flexibility Internal Project Development and Exploration Other Nevada Portfolio Other APAC Portfolio Other Peru Portfolio Gold Quarry West Wall Iron Ore Silver Gold Copper Greater Leeville/ Turf Conga Akyem McPhillamys Hope Bay Elang Merian Total Asset Potential Greater Gold Quarry Emigrant Phoenix Cu Leach Chaquicocha UG Saramacca Tanami Shaft KCGM/ Golden Pike Yanacocha Sulfides Ahafo North Subika Expansion Euronimba Fe Robust project pipeline with at least $4 - $5 billion of future investment 30 Boddington

Flexibility Opportunistic M&A Track record of improving portfolio quality and life of mine 31 2008 2009 Hope Bay Acquisition Development: Akyem Subika Expansion Conga Hope Bay Nevada Portfolio Boddington acquisition $2.0B debt financing 2010 2011 - 2014 Gold grade District-scale exploration Geo-political profile Mine life Low cost Geo-political profile Exploration profile Balance sheet strength Financial flexibility Pre-fund project pipeline Regional growth opportunities Geographic diversification Extend mine life 100% Cash 75% Cash 25% Equity Senior Notes (2019 & 2039) 100% Cash

Flexibility Opportunistic M&A Examples of past disciplined acquisition criteria Growth in AAA rated country 100% ownership District potential / Large land position Potential for long mine life Higher gold grades 32 Grow AAA reserves and production 100% ownership Low cost immediate production Long mine life Improved overall quality of portfolio Paid 60% of spot gold price Hope Bay Boddington

Investing in internal gold and copper growth opportunities Improving the quality of our asset base Continued success in near mine exploration Major focus on generative exploration 33 33 Optionality - Extending reserve life; enhancing project pipeline 33

Chaquicocha UG Tanami Shaft Ahafo North Turf Greater Gold Quarry Other Nevada Portfolio Other APAC Portfolio Conga Other Peru Portfolio McPhillamys Boddington Gold Quarry West Wall KCGM/ Golden Pike Greater Leeville/ Turf Iron Ore Silver Gold Copper Saramacca Elang Emigrant Phoenix Cu Leach Hope Bay Total Asset Potential Merian Euronimba Fe Akyem Subika Expansion Yanacocha Sulfides Optionality We continue to accelerate projects and deliver exploration success in every region 34

Optionality

Equity investment of $4-5 billion to execute our advanced projects with 30-45 million targeted equity ounces[1] and 4-5 billion targeted equity pounds[2]



Hope Bay, Canada
Nevada Portfolio
Nevada
La Herradura
Conga, Peru
Yanacocha
Ahafo
Akyem, Ghana
APAC Portfolio
Batu Hijau
Tanami
Jundee
Boddington
Kalgoorlie
Waihi
Operations
Major Projects

[1] ~23.2 Moz in reserves and ~5.3 Moz in NRM as of 12/31/2009..See slides 115– 117 for further information regarding non-reserve mineralization (NRM)
[2] ~3.3 Blb in reserves and ~0.5 Blb in NRM as of 12/31/2009

NEWMONT
Investor Day May 27, 2010
35

Optionality

Simultaneously advancing up to 20 million targeted equity ounces[1] and up to 2 billion equity pounds[2] copper in earlier stage projects



Phoenix Copper SX/EW
Hope Bay
Nevada Portfolio
La Herradura
Chaquicocha Underground
Merian
Saramacca
Yanacocha
Akyem
Ahafo
Subika Expansion
Tanami Shaft
Batu Hijau
Jundee
Boddington
Kalgoorlie
APAC Portfolio
Waihi
Operations
Major Projects

[1] ~5.7 Moz in reserves and ~4.8 Moz in NRM as of 12/31/2009
[2] ~1.2 Blb in reserves and ~0.7Blb in NRM as of 12/31/2009

NEWMONT
Investor Day May 27, 2010
36

Global Opportunities
Beyond the substantial gold and copper targets in early and advanced stage projects, we are aggressively advancing exploration opportunities

Additional Future Projects	Next Phase Development Up to ~20 Moz of Au and ~2 Blbs of Cu (~6 Moz and 1.2 Blbs in Reserves[1])	Current Phase Development 30 - 45 Moz of Au and 4 - 5 Blbs of Cu (~23 Moz and up to 3.3 Blbs in Reserves[2])
Stage 1 Opportunities	Phoenix Copper Leach	Hope Bay
Near Mine Opportunities	Chaquicocha UG	Greater Leeville/Turf
Generative Exploration Opportunities	Tanami Shaft	Gold Quarry West Wall
	Subika	Conga
	Merian	Akyem
	Other Opportunities	Other Opportunities

Greenfield Opportunity: Generative Exploration Opportunities; Merian; Hope Bay; Akyem

[1] ~4.8 Moz and ~0.7 Blbs in NRM as of 12/31/2009
[2] ~5.3 Moz and ~0.5 Blbs in NRM as of 12/31/2009

NEWMONT
Investor Day May 27, 2010
37

Near Mine Generative Optionality Global Exploration - Increasing funding to increase reserves and enhance chances of success in discovery 38 Expensed Exploration Outlook is $190-220M in 2010 for an expensed plus capital total of $250-280M

39 Optionality Generative Exploration - Making discoveries by leveraging our land position in the world's most prospective domains PNG-Solomon Caribbean Alaska Mexico Guyana Shield Andes Australia West Africa Discoveries Generative Exploration program Cassador, Suriname Hides Creek, PNG McPhillamys (Stage Gate) McPhillamys, NSW Montagne, Haiti Saramacca, Suriname

40 Optionality Near Mine Exploration - Supports production growth, provides reserve replacement and optimizes existing land position in world-class districts 1. Achieve production growth plan 2. Replace 70% to 100% of 3 year reserves 3. Optimize assets through 'wingspan' drilling 4. Advance diversification opportunities 5. Long-term sustainability through early stage programs Jundee/Gateway: Extending production Gold Quarry West Wall: Delivered 3 Moz in 2009 Greater Leeville/Turf: Expanding known mineralization Copper Basin: Advancing to Stage 1 Hope Bay: 45 new targets - initial 6 of 6 positive results

Optionality Near Mine Exploration Discovery and reserve additions across our global districts ounces1. Note: Reserve additions excluding acquisitions. 41

Optionality 2010 programs will quickly advance our project pipeline of opportunities Other Nevada Portfolio Other APAC Portfolio Other Peru Portfolio Gold Quarry West Wall Iron Ore Silver Gold Copper 42 Greater Leeville/ Turf Conga Akyem Euronimba Fe McPhillamys Hope Bay Exodus Elang Merian Subika Expansion Total Asset Potential Greater Gold Quarry Phoenix Cu Leach Chaquicocha UG Saramacca Tanami Shaft KCGM/ Golden Pike Yanacocha Sulfides Ahafo North Emigrant 42

Leadership in sustainability and community relations Develop leaders and grow the talent pipeline 43 43 Leadership - Leading sustainability, community relations and human resource development practices 43

Leadership Leadership in sustainability and community relations Third consecutive year selected to the Dow Jones Sustainability World Index Ranked 16th overall on 100 Best Corporate Citizens list profiled by Corporate Responsibility Magazine Newmont is the sole mining company featured in the top 20 44 International Cyanide Code Certification 100% certified (except Boddington - still in ramp-up) Community Relations Review Enhance working relations with host communities Establish standards for Newmont globally Global Carbon Management under way

Leadership Human Capital Workforce Planning Our Focus: Global workforce planning Recruit top talent and supplement as needed in: Leadership levels Engineering and project disciplines Aggressive attraction and retention strategy to address the expected rebound of the labor market Partner with our EPC(M) and construction contractors to ensure skilled employees and required staffing levels Developing sufficient and skilled leadership is critical to Newmont's near and long-term success. This is HR's number one priority. 45 45

Leadership Develop Leaders and Grow the Talent Pipeline Newmont Leadership Pipeline Our Focus: Senior Management succession and development Leadership development at all levels Increase employee engagement levels Supplement and build technical leadership Build early talent pipeline through university recruitment and development programs Prepare Nationals and Locals for leadership positions Targeted retention strategies We believe the future is defined by the quality and capability of our leaders 46 46

Why Newmont? Execution Operational excellence and strong track record Cash Flow Superior operating and free cash flow generation TODAY Flexibility Strong balance sheet to fund internal development and strategic opportunities Optionality Robust pipeline of development opportunities Leadership Leading sustainability, community relations and human resource development practices 47

This news release contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are intended to be covered by the safe harbor created by such sections and other applicable laws. Words such as "expect(s)", "feel(s)", "believe(s)", "will", "may", "anticipate(s)", "estimate(s)", "should", "intend(s)" and similar expressions are intended to identify forward-looking statements. Such forward-looking statements include, without limitation, (i) estimates of future mineral production and sales; (ii) estimates of future costs applicable to sales, other expenses and taxes, for specific operations and on a consolidated basis; (iii) estimates of future capital expenditures, construction, production or closure activities; (iv) statements regarding future exploration expenditures and results and future reserves and mineralized material; (v) statements regarding fluctuations in capital and currency markets; (vi) statements regarding potential cost savings, productivity, operating performance, and cost structure; (vii) expectations regarding the completion and timing of the Boddington acquisition and other transactions; and (viii) expectations regarding the start-up time, design, mine life, production and costs applicable to sales and exploration potential of the Boddington project and other projects. Where the Company expresses or implies an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, forward-looking statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed, projected or implied by such forward-looking statements. Such risks include, but are not limited to, gold and other metals price volatility, currency fluctuations, increased production costs and variances in ore grade or recovery rates from those assumed in mining plans, political and operational risks in the countries in which we operate, and governmental regulation and judicial outcomes. For a more detailed discussion of such risks and other factors, see the Company's 2009Annual Report on Form 10-K, filed on February 25 ,2010, with the Securities and Exchange Commission, as well as the Company's other SEC filings. The Company does not undertake any obligation to release publicly revisions to any "forward-looking statement," to reflect events or circumstances after the date of this news release, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws. 48 Global Portfolio "Portfolio over region" Brian Hill Executive Vice President, Operations

49 Major Project Operation Newmont Global Portfolio Optionality Growth Cash Flow Execution

This news release contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are intended to be covered by the safe harbor created by such sections and other applicable laws. Words such as "expect(s)", "feel(s)", "believe(s)", "will", "may", "anticipate(s)", "estimate(s)", "should", "intend(s)" and similar expressions are intended to identify forward-looking statements. Such forward-looking statements include, without limitation, (i) estimates of future mineral production and sales; (ii) estimates of future costs applicable to sales, other expenses and taxes, for specific operations and on a consolidated basis; (iii) estimates of future capital expenditures, construction, production or closure activities; (iv) statements regarding future exploration expenditures and results and future reserves and mineralized material; (v) statements regarding fluctuations in capital and currency markets; (vi) statements regarding potential cost savings, productivity, operating performance, and cost structure; (vii) expectations regarding the completion and timing of the Boddington acquisition and other transactions; and (viii) expectations regarding the start-up time, design, mine life, production and costs applicable to sales and exploration potential of the Boddington project and other projects. Where the Company expresses or implies an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, forward-looking statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed, projected or implied by such forward-looking statements. Such risks include, but are not limited to, gold and other metals price volatility, currency fluctuations, increased production costs and variances in ore grade or recovery rates from those assumed in mining plans, political and operational risks in the countries in which we operate, and governmental regulation and judicial outcomes. For a more detailed discussion of such risks and other factors, see the Company's 2009Annual Report on Form 10-K, filed on February 25 ,2010, with the Securities and Exchange Commission, as well as the Company's other SEC filings. The Company does not undertake any obligation to release publicly revisions to any "forward-looking statement," to reflect events or circumstances after the date of this news release, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws. 50 Global Portfolio - North America "Optionality" Tom Kerr Senior Vice President, North American Operations

51 Major Project Operation Nevada Portfolio Nevada Operations Carlin Leeville/Turf Midas Phoenix Twin Creeks Hope Bay La Herradura Newmont North America

North America "Optionality" 45-year history of sustainable production and reserve growth Mature district with ongoing exploration potential in Nevada Track record of operational excellence Significant land position of approximate 2 million acres Successful remediation of Gold Quarry geotechnical event Development of new district - Hope Bay Leverage existing infrastructure in Nevada Extend reserves in Nevada Potential growth opportunity at La Herradura 52 52

North America
Nevada Operations


Nevada Operations
Twin Creeks
Phoenix
Gold Quarry
Turf-Leeville
Midas
La Herradura


Sage Mill
TRJV
Twin Creeks
Midas
Midas Mill
Elko
Humboldt
Winnemucca
Deep Post
Leeville
Turf
Mill 5
Gold Quarry
Mill 6
Elko
Carlin
Battle Mountain
Emigrant
Phoenix Mill
Phoenix Cu Leach
Buffalo Valley
Pershing
Lander
Eureka

Newmont
~2M Acres

NEWMONT
Investor Day May 27, 2010
53

North America Nevada - Then and Now 54 1966 Gold reserves: 3.5 Mozs Production: 260 Kozs Employment: 100 1 - Open pit mine 1 - Oxide mill This 1966 magazine featured Newmont's Carlin mine and stated claims would be worked out by 1980. 2009 Gold reserves: 28.5 Mozs Production: 2.0 Mozs Employment: 3,400 6 - Open pit mines 5 - Underground mines 9 - Process facilities 54

North America Nevada - Underground Success Story 55 55

North America Nevada - Sustainability: Sales and Reserves 56 56 XXX XXXX

North America Production and CAS Trends 57 2011 to 2012 Outlook Production to remain at 2010 levels with the potential for slightly higher production in Nevada and La Herradura and, in 2012, mining deferred ounces from Gold Quarry Costs applicable to sales expected to remain near 2010 levels, with potential reduction due to higher volume in 2012

Opportunities Cost containment through rationalization of suppliers Advance major projects in Nevada and Hope Bay Potential further diversification into copper Expansion opportunity at La Herradura Continued greenfield exploration in high-potential district Challenges Permitting timeframes Changes to federal and state tax laws Remediation of Gold Quarry geotechnical event 58 North America Opportunities and Challenges - 2011 and beyond

59 North America Gold Quarry remediation efforts Southwest Energy Relocated MRP Relocated James Creek Tails Fuel Island Relocated 5.1M tons of un-weighting (120' vertical) 4 Scarp Shots Reducing Scarp Angle to 45-60 degrees

60 Geho Pump Addition Increases tonnage by 30 tph at autoclave Increases gold production by ~ 29,000 ozs per year Payback ~2 years Capital Cost $9.5M Online Q1 2010 New Geho Pump Installation North America Continuous Improvement - Twin Creeks Geho Project

61 Test Unit 200 tph Annual Incremental Production 16k oz Au 147k oz Ag 2.2M lbs Cu Commissioning June 2010 Commercial Unit 400 tph Annual Incremental Production 26k oz Au 280k oz Ag 4.4M lbs Cu Commissioning 2012 North America Innovation - Phoenix Crusher Test

North America Project Pipeline 62

North America Gold Quarry West Wall - Stage 4 (Bankable Feasibility) Expanding a world class asset 25 Moz produced at Gold Quarry since 1982 63 1 No ounces in NRM as of 12/31/2009 2 All figures are unescalated and based upon current business plan assumptions 3 Excluding escalation, capitalized interest and sunk costs 4 No ounces in reserves at Greater Gold Quarry as of 12/31/2009 Gold Quarry West Wall: Potential: 3.1 Moz in reserves1 Average Annual Prod (1st 5 years): 270-330 koz Average CAS: (1st 5 years)2 $410-500/oz First Production: 2018-2019 Initial Capex3: $45 - $65 M Life of Mine: 10 Year Extension to Gold Quarry Mine Life Updating to show existing pit Original Gold Quarry West Wall Layback Potential Greater Gold Quarry Expansion Additional potential4 at Greater Gold Quarry wingspan expansion program ~ 60,000 m drilled Q4 2009 through April 2010 Additional ~ 60,000 m drilling planned for 2010 Challenge - permit timeline

North America Phoenix Copper Leach - Stage 3 (Feasibility) Decrease Phoenix gold CAS by $50- 100/oz Increase reserves by processing material otherwise mined as waste Additional copper opportunities in Nevada: Copper Basin and Greater Phoenix Challenges - permit timeline; acid price outlook Layout of SX/EW Plant Proposed SX/EW Location 64 1 Reserves and NRM as of 12/31/2009 2 Dependent on receipt of permit 3 Excluding escalation, capitalized interest and sunk costs Copper Potential: 577 Mlbs currently in NRM1 Annual Average Prod (1st 5 years): 10-20 Mlbs Cu Cathode (incremental production) First Production2: 2013-2015 Initial Capex3: $120-170M Life of Mine: +25 years

Significant Intercept Potential resource Expansion Reserve & NRM EOY 2009 (CGX2) (CGX8) Turf Leeville Up to 6 Moz potential1 in addition to the current 4.4 Moz2 in reserves and NRM New exploration drill intercepts have expanded known Leeville/Turf mineralization Results part of expansion campaign: 2009 drill program: 18 holes, 15,500 m 2010 initial program: Underground drilling (~64,200 m) Four access drifts (~4,300 m) Surface drilling (~3,700 m) Challenge - Geohydrology North America Greater Leeville/Turf - Stage 2 (Pre-Feasibility) 65 1 No ounces in reserves or NRM as of 12/31/2009 2 2.7 Moz in reserves, 1.7M oz in NRM as of 12/31/ 2009

North America
Greater Leeville/Turf

- New mineralization open to North, East, West and at depth
- Expanded exploration program:
  - $25M additional investment
  - Additional 22 holes, ~20,000 m
  - Exploration distance from shaft:
    - ~ 3,500 m North
    - ~ 950 m East
    - ~ 1,150 m West
- Studies ongoing to evaluate production capacity/infrastructure options
- New discoveries below current water table



NORTH
500 Meters
2,000 Feet
Expansion Potential
Current Greater Leeville/Turf Resource
Reserve & NRM EOY 2009
Potential Resource Expansion
2009 Surface Holes
2010 Phase 1
2010 Phase 2

NEWMONT
Investor Day May 27, 2010
66

Exploration results through Q1 2010 confirm asset potential1 up to 9 Moz 80 km greenstone belt Positive drill results in 2009: High grade expansions at Doris and Patch 14 (south of Madrid) Identified 45+ district targets, positive drill results on first six Favourable comparatives to other belts Challenges - early stage project uncertainties; permit timeline Canadian Archean Gold Belts: Cumulative Production & Resources Since Initial Estimates North America Hope Bay Stage 2 (Pre-Feasibility) 67 1 No ounces in reserves or NRM at Hope Bay as of 12/31/2009 67

Phase 1: Initial Doris North Underground Prove mineral continuity and operating costs Initial underground mining production Phase 2: Potential to develop known and expanded resource Establish infrastructure to develop district Phase 3: Develop district potential North America Hope Bay - Advancing Doris North underground development 68 68

North America Hope Bay - 2010 Program 2010 Program: $180-200M Sealift supports 2010 & 2011 programs ~ 10,000 tons of cargo ~ 14 million liters diesel fuel ~ 14 vessels, 9 ports Initiate construction of Doris North project infrastructure Camp expansion Underground drifting Civil works Advance development drilling: 42 km Explore district: ~24 km drilling Sealift Hope Bay 69

This news release contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are intended to be covered by the safe harbor created by such sections and other applicable laws. Words such as "expect(s)", "feel(s)", "believe(s)", "will", "may", "anticipate(s)", "estimate(s)", "should", "intend(s)" and similar expressions are intended to identify forward-looking statements. Such forward-looking statements include, without limitation, (i) estimates of future mineral production and sales; (ii) estimates of future costs applicable to sales, other expenses and taxes, for specific operations and on a consolidated basis; (iii) estimates of future capital expenditures, construction, production or closure activities; (iv) statements regarding future exploration expenditures and results and future reserves and mineralized material; (v) statements regarding fluctuations in capital and currency markets; (vi) statements regarding potential cost savings, productivity, operating performance, and cost structure; (vii) expectations regarding the completion and timing of the Boddington acquisition and other transactions; and (viii) expectations regarding the start-up time, design, mine life, production and costs applicable to sales and exploration potential of the Boddington project and other projects. Where the Company expresses or implies an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, forward-looking statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed, projected or implied by such forward-looking statements. Such risks include, but are not limited to, gold and other metals price volatility, currency fluctuations, increased production costs and variances in ore grade or recovery rates from those assumed in mining plans, political and operational risks in the countries in which we operate, and governmental regulation and judicial outcomes. For a more detailed discussion of such risks and other factors, see the Company's 2009Annual Report on Form 10-K, filed on February 25 ,2010, with the Securities and Exchange Commission, as well as the Company's other SEC filings. The Company does not undertake any obligation to release publicly revisions to any "forward-looking statement," to reflect events or circumstances after the date of this news release, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws. 70 Global Portfolio - South America "Execution" Carlos Santa Cruz Senior Vice President, South American Operations

71 Major Project Operation Conga Yanacocha Newmont South America

South America "Execution" Yanacocha remains a world class gold mine in a highly prospective district Entering next phase of Yanacocha's mine life Extensive land position with significant gold and copper mineralization Extend mine life with development of Conga project Ongoing community relations efforts to unlock the value of near mine opportunities Develop other district assets Reach beyond Peru into other South and Central American countries 72 72 72

South America Yanacocha Operations 73 0 7.5 15 3.75 Kilometers Galeno Michiquillay Hilo Rico Legend Au/Cu Porphyry Deposits Gold Deposits Exploration Areas La Zanja Claims Minera Yanacocha JV Claims Cerro Negro Quilish La Quinua Chaquicocha Yanacocha Maqui Maqui CAJAMARCA Yanacocha Gold District Porphyry Belt Tapado Yanacocha Sulfides Amaro La Carpa Cerro Corona La Zanja Las Astillas Tantahuatay Perol Chailhuagon Huayquishongo NWT San Marcos Block Conga

74 South America Production and CAS Trends 2011 to 2012 Outlook Production to remain near 2010 levels Costs applicable to sales expected to remain near 2010 levels

South America Opportunities and Challenges - 2011 & Beyond 75 Opportunities Deliver Conga on time and on budget as the 2nd foundational asset in the region Cash flow diversification from gold & copper based production Develop Suriname Introduce underground mining at Yanacocha as a "phase 1" step into production from a large sulfide district Continued de-bottlenecking of gold mill Continue targeted generative exploration on our extensive land holdings Challenges Delayed gold recovery timing from transition leach pads Workforce and contractor management during period of significant mining development in Peru Increasingly stringent water quality regulations Social aspects of land access and operations footprint 75

South America Project Pipeline 76

South America Conga1 Stage 4 (Bankable Feasibility) Successful public hearing in March 2010 Basic engineering underway Building development team and execution approach 1 All figures are based on a 100% equity interest; Newmont's current interest is 51.35% 2 Assumes permits received by end of 2010 3 All figures are unescalated and based upon current business plan assumptions. 4 Excluding escalated capitalized interest and sunk costs 5Reserves as of 12/31/09 77 Potential: 15-20 Moz Au with 11.8 Moz in reserves5, 3.1 Moz in NRM; 4-6 Blbs Cu with 3.2 Blbs in reserves5, 0.9 Blbs in NRM Average Annual Prod (1st 5 years): 650-750 koz/year Au 160-210 Mlb/year Cu Average CAS: (1st 5 years)3 $300-$400/oz Au $0.95-$1.25/lb Cu First Production2: Late 2014-2015 Initial Capex2,4: $2.5-3.4B Life of Mine: +20 years with significant reserve expansion potential 77

South America Conga - 2010 Program 78 Presented EIA in February - expect approval in Q4 2010 EPC contractor (Fluor) selected Geotechnical and infill drill campaign Initial site works for access road and camp Procure process equipment and long lead mine equipment Gate 4 (full funds) decision expected first half of 2011 Challenges - permit timeline; port; heated market 78

South America Chaquicocha Underground1 Stage 2 (Pre-feasibility) Chaquicocha Underground Up to 2.2 Moz potential2 underground oz Au and 52 Mlb Cu opportunity 2010 drilling: 11 km (5,404 m drilled to date) Advance process flow sheet testing Leverage Gold Mill infrastructure Yanacocha Sulfides1 Advancing innovative metallurgical technologies Up to 3 Moz Au and 2 Blb Cu potential2 Challenges - cost effective process; early stage project uncertainties; native sulphur 1All figures are based on a 100% equity interest; Newmont's current interest is 51.35% 2 No ounces currently in reserves or NRM 79

178,000 hectares of exploration rights Multiple Discoveries: Merian1 (Stage 2) Up to 6 Moz potential4 Negotiating Mineral Agreement with Government of Suriname Oxide free milling Saprolite feeds Saramacca2 (Stage 1): Up to 1.3 Moz potential4 2010 drilling: 3,500 m Cassador3 (Generative Exploration): 5 km mineralized trend with encouraging scout drilling Trenches of up to 44 m at 4.7 gpt Drilling of up to 19.2 m at 11.3 gpt Challenges - mineral agreement; communities Cassador South America Suriname and French Guyana (Multiple Stages) 80 = Newmont Land Position 1,3 All figures based on 100% equity interest; Newmont's current interest is 50% 2 All figures based on 100% equity interest; Newmont's current interest is 70% 4 No ounces currently in reserves. Land Package

This news release contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are intended to be covered by the safe harbor created by such sections and other applicable laws. Words such as "expect(s)", "feel(s)", "believe(s)", "will", "may", "anticipate(s)", "estimate(s)", "should", "intend(s)" and similar expressions are intended to identify forward-looking statements. Such forward-looking statements include, without limitation, (i) estimates of future mineral production and sales; (ii) estimates of future costs applicable to sales, other expenses and taxes, for specific operations and on a consolidated basis; (iii) estimates of future capital expenditures, construction, production or closure activities; (iv) statements regarding future exploration expenditures and results and future reserves and mineralized material; (v) statements regarding fluctuations in capital and currency markets; (vi) statements regarding potential cost savings, productivity, operating performance, and cost structure; (vii) expectations regarding the completion and timing of the Boddington acquisition and other transactions; and (viii) expectations regarding the start-up time, design, mine life, production and costs applicable to sales and exploration potential of the Boddington project and other projects. Where the Company expresses or implies an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, forward-looking statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed, projected or implied by such forward-looking statements. Such risks include, but are not limited to, gold and other metals price volatility, currency fluctuations, increased production costs and variances in ore grade or recovery rates from those assumed in mining plans, political and operational risks in the countries in which we operate, and governmental regulation and judicial outcomes. For a more detailed discussion of such risks and other factors, see the Company's 2009Annual Report on Form 10-K, filed on February 25 ,2010, with the Securities and Exchange Commission, as well as the Company's other SEC filings. The Company does not undertake any obligation to release publicly revisions to any "forward-looking statement," to reflect events or circumstances after the date of this news release, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws. 81 Global Portfolio - Asia Pacific "Cash Flow" Tim Netscher Senior Vice President, Asia Pacific Operations

82 Major Project Operation Boddington Batu Hijau Waihi Kalgoorlie Tanami Jundee Newmont Asia Pacific

Asia Pacific "Cash Flow" Commercial production achieved at Boddington- largest gold mine in Australia Gold and Copper leverage from Phase 5 at Batu Hijau; development of Phase 6 underway Ramp-up Boddington to full-capacity Advance APAC project portfolio Continue to advance opportunities in Indonesia - Elang Complete divestiture obligations for Batu Hijau 83 83 83

Asia Pacific Production and CAS Trends 84 2011 to 2012 Outlook Production to remain near 2010 levels with production from Boddington and extended mine life at Jundee and Waihi offsetting declining production at Tanami and Batu Hijau (Phase 6) Costs applicable to sales expected to increase as higher costs at Batu (due to Phase 6 stripping) are only partially offset by lower cost production at Boddington

Asia Pacific Opportunities and Challenges - 2011 & Beyond Opportunities Life extensions progressing at all operations Advance Elang copper/gold porphyry and other Contract Of Work (COW) opportunities Sale of excess power to grid at Boddington Paste fill plant at Tanami Further energy efficiency projects, e.g. conversion to dual fuel at Jundee power station Expansion at Boddington Regional greenfield exploration Challenges Indonesian mining law and Contract of Work complexities Boddington continuing to progress through start up Foreign exchange exposures Geotechnical management across large open pits at relevant operations Australia's proposed "Resources Super Profits Tax" 85 85 85

Asia Pacific Boddington Ramp-Up Progress Q4 '09 Q1 '10 Production Au (Koz) 118 158 Production Cu (Mlbs) 10 14 CAS ($/oz) Co-product $468 $532 CAS ($/oz) By-product $352 $436 86 86

Asia Pacific Boddington Update Achievement of full capacity expected in late 2010 Shifting more attention to testing full potential of this world class asset: Full Mineralization 'wingspan' being determined Plant expansion opportunities to be reviewed Molybdenum recovery potential Regional targets being accessed 87 87 87 87

Asia Pacific Boddington Mining Process 88 Boddington Video

Asia Pacific Batu Hijau Divestiture Update December 31, 2009 Direct Batu Hijau Ownership through NTP 35.44% PTPI advance & voting arrangements 17.00% Economic ownership for Q1 results 52.44% 7% Divested March 15, 2010 (3.94%) $247 million proceeds ($139 million NEM share) Economic Ownership & Proven & Probable Reserves - March 31, 2010 48.50% Anticipated 2010 7% sale (NEM share) offered at $444 million (3.94%) Economic ownership after sale 44.56% Divestiture Obligation Nearly Complete 89

Asia Pacific Batu Hijau Update Phase 6 stripping recommenced in May 2010 to extend mining to 2017 and processing to 2028 Phase 7 economic at current prices - preparations well advanced for designs Throughput expansion options advancing through in Stage-Gate Process Pinjam Pakai permit received Regional targets including Elang awaiting permits 90 90 90

Asia Pacific Project Pipeline 91

Asia Pacific KCGM1 - Golden Pike Stage 4 (Bankable Feasibility) Waste stripping commenced in January 2010 Potential to increase production through further underground development Challenge - heated market 1 All figures based on 100% equity interest; Newmont's current interest is 50%. No ounces in NRM. 2 Reserves as of 12/31/09 3 After production from Golden Pike has reached a steady state 4 All figures are unescalated and based upon current business plan assumptions. 5 Excluding escalation, capitalized interest and sunk costs 92 Potential: 4.9 Moz in reserves1,2,3 Average Annual Prod (1st 5 years)3: 570-700 koz Average CAS: (1st 5 years)4: $600 - $760/oz First Production: 2013-2014 Initial Capex5: $190-250M Life of Mine: 11-13 years 92

Asia Pacific Tanami Shaft Stage 3 (Feasibility) Develop production shaft Offers expansion to existing operations Increases mine life to 2020 Challenge - heated market Potential: Up to 2 Moz potential in addition to the current 1.6 Moz in reserves1 and 1.4M oz in NRM Average Annual Prod (1st 5 years): 320-390 koz Average CAS: (1st 5 years)2 $600 - $650/oz First Production3: 2013-2014 Initial Capex3,4: $150-250M Life of Mine: 12-14 years 1 Reserves as of 12/31/09 2 After production has reached steady state. All figures are unescalated and based upon current business plan assumptions 3 Dependent on receipt of permit 4 Excluding esclated capitalized interest and sunk costs 93

Asia Pacific Jundee Near Mine Extensions Current Jundee Operations +300 koz/year with production life extending to 2015 Jundee Expansion Projects Began mining Gateway New production center opens up additional exploration Opportunity to add reserves with expansions on: Jundee veins, Cardasian Vein and Gateway Project Challenge - early stage project uncertainties 94 Gateway Discovery Westside Existing Pits Jundee Extension = Ore Vein

Asia Pacific Boddington Expansion (Multiple Stages) 95 Current reserve of ~21 Moz Au1 Up to 4 Moz Au and 0.5 Blb Cu expansion potential2 Determine full extent of Boddington Pit extension potential Enables facility optimization Potential lateral and depth extensions Belt exploration Challenge - land access 1 Reserves as of 12/31/09. 20.96Moz Au currently in reserves and 2,040 Mlb Cu currently in reserves 2 No ounces currently in reserves 95

This news release contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are intended to be covered by the safe harbor created by such sections and other applicable laws. Words such as "expect(s)", "feel(s)", "believe(s)", "will", "may", "anticipate(s)", "estimate(s)", "should", "intend(s)" and similar expressions are intended to identify forward-looking statements. Such forward-looking statements include, without limitation, (i) estimates of future mineral production and sales; (ii) estimates of future costs applicable to sales, other expenses and taxes, for specific operations and on a consolidated basis; (iii) estimates of future capital expenditures, construction, production or closure activities; (iv) statements regarding future exploration expenditures and results and future reserves and mineralized material; (v) statements regarding fluctuations in capital and currency markets; (vi) statements regarding potential cost savings, productivity, operating performance, and cost structure; (vii) expectations regarding the completion and timing of the Boddington acquisition and other transactions; and (viii) expectations regarding the start-up time, design, mine life, production and costs applicable to sales and exploration potential of the Boddington project and other projects. Where the Company expresses or implies an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, forward-looking statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed, projected or implied by such forward-looking statements. Such risks include, but are not limited to, gold and other metals price volatility, currency fluctuations, increased production costs and variances in ore grade or recovery rates from those assumed in mining plans, political and operational risks in the countries in which we operate, and governmental regulation and judicial outcomes. For a more detailed discussion of such risks and other factors, see the Company's 2009Annual Report on Form 10-K, filed on February 25 ,2010, with the Securities and Exchange Commission, as well as the Company's other SEC filings. The Company does not undertake any obligation to release publicly revisions to any "forward-looking statement," to reflect events or circumstances after the date of this news release, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws. 96 Global Portfolio - Africa "Growth" Jeff Huspeni Senior Vice President, Africa Operations

97 Major Project Operation Ahafo Akyem Newmont Africa

Africa "Growth" Youngest region in Newmont portfolio Consistent operational performance Significant district and regional potential Expand Ghana to +1 million ounces of production Advance development of Ahafo near-mine opportunities Develop Akyem 98 98

Africa Newmont Ghana 99

Africa Production and CAS Trends 100 2011 to 2012 Outlook Production to remain near 2010 levels Costs applicable to sales expected to remain near 2010 levels

Africa Opportunities and Challenges - 2011 and beyond Opportunities Akyem underground potential Resource additions at Ahafo South including Apensu oxides Advance Subika underground opportunities Advance development of Ahafo North open pit and underground deposits Ahafo mill expansion Exploration potential on district-scale land packages Euronimba iron ore opportunity Challenges Investment Agreement review/royalty discussions Power supply and pricing Emerging oil and gas sector competition for national talent 101

Africa Project Pipeline 102

Mining Lease received in January 2010 Land negotiations are progressing Potential underground exploration upside 1 Reserves as of 12/31/09 2 All figures are unescalated and based upon current business plan assumptions 3 Excluding capitalized interest and sunk costs Africa Akyem Stage 4 (Bankable Feasibility) Model of Grinding Circuit Potential: 8-9 Moz with 7.7 Moz in reserves1, 0.7 Moz in NRM Average Annual Prod (1st 5 years): 480-550 koz Average CAS: (1st 5 years)2 $350-450/oz First Production: Late 2013-2014 Initial Capex3: $0.7-1.0B Life of Mine: ~15 years 103 103

Africa Akyem Stage 4 (Bankable Feasibility) Basic engineering complete, scheduled to complete detailed engineering in 4Q 2010 Testing for ore flow characteristics complete Updating model to develop improved mine and processing plan Gate 4 (full funds) decision expected in second half of 2010 Challenges - Investment agreement; power; land access 104 104

Progress to Date Up to 3 Moz potential1 in addition to the 5.8 Moz currently in reserves2 and NRM Opportunity for major pit layback and underground operation below the existing Subika pit Exploration decline at ~650 meters 2010 drilling from underground and surface 28 km of underground exploration and reserve conversion drilling 2.9 km of underground drifting 7.3 km of surface exploration drilling Developing underground mine design Ore body open at depth/strike Challenge - early stage project uncertainties Africa Subika Expansion Stage 2 (Pre-Feasibility) 105 1 No ounces in NRM or reserves 2 2.7 Moz in reserves and 3.1M oz in NRM as of 12/31/09 105

Up to 4 Moz potential with 3.2 Moz in reserves1 and .6Moz in NRM1 Northern extension of Ahafo Greenstone belt (+30 km long) Opportunities for multiple open pits Exploration drilling continues with early signs of future underground extensions 2010 budgeted meters: 4,500 m Leveraging existing processing facilities (20-35 km away) Challenges - early stage project uncertainties; land access Africa Ahafo North Stage 2 (Pre-Feasibility) 106 1 Reserves as of 12/31/09 106

Africa Nimba1 Stage 2 (Pre-Feasibility) Liberia 1 All figures are based on a 100% equity interest; Newmont's current interest is 43.5% 107 Iron ore deposit in Guinea Newmont/BHP Billiton equal joint venture - 43.5%/43.5%; 13% Areva Up to 1B tonnes iron ore potential Diversification opportunity with strong cash flow potential Upside potential at Nimba North and Diecke deposits Advancing agreements with the Governments of Guinea and Liberia 107

This news release contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are intended to be covered by the safe harbor created by such sections and other applicable laws. Words such as "expect(s)", "feel(s)", "believe(s)", "will", "may", "anticipate(s)", "estimate(s)", "should", "intend(s)" and similar expressions are intended to identify forward-looking statements. Such forward-looking statements include, without limitation, (i) estimates of future mineral production and sales; (ii) estimates of future costs applicable to sales, other expenses and taxes, for specific operations and on a consolidated basis; (iii) estimates of future capital expenditures, construction, production or closure activities; (iv) statements regarding future exploration expenditures and results and future reserves and mineralized material; (v) statements regarding fluctuations in capital and currency markets; (vi) statements regarding potential cost savings, productivity, operating performance, and cost structure; (vii) expectations regarding the completion and timing of the Boddington acquisition and other transactions; and (viii) expectations regarding the start-up time, design, mine life, production and costs applicable to sales and exploration potential of the Boddington project and other projects. Where the Company expresses or implies an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, forward-looking statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed, projected or implied by such forward-looking statements. Such risks include, but are not limited to, gold and other metals price volatility, currency fluctuations, increased production costs and variances in ore grade or recovery rates from those assumed in mining plans, political and operational risks in the countries in which we operate, and governmental regulation and judicial outcomes. For a more detailed discussion of such risks and other factors, see the Company's 2009Annual Report on Form 10-K, filed on February 25 ,2010, with the Securities and Exchange Commission, as well as the Company's other SEC filings. The Company does not undertake any obligation to release publicly revisions to any "forward-looking statement," to reflect events or circumstances after the date of this news release, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws. 108 Conclusion Richard O'Brien

Stable, diverse production base Newmont's scope and scale provides transferable knowledge and skills globally Business efficiency and cost containment opportunities still exist Taking safety to the "next level" - Eliminate fatalities and serious injuries 109 109 Execution - Operational excellence

Continued gross margin growth Exposure to escalating gold and copper prices - TODAY Growing operating and free cash flow Strong return on invested capital 110 110 Cash Flow - Superior generation in a bullish price environment

111 111 Flexibility - Strong balance sheet to fund opportunities Exceptional liquidity-TODAY "Pre-funded" robust project pipeline in each region Opportunistic portfolio enhancing acquisitions Targeted return of capital to shareholders

Investing in internal gold and copper growth opportunities Improving the quality of our asset base Continued success in near mine exploration Major focus on generative exploration 112 112 Optionality - Extending reserve life; enhancing project pipeline

Why Newmont? Execution Operational excellence and strong track record Cash Flow Superior operating and free cash flow generation TODAY Flexibility Strong balance sheet to fund internal development and strategic opportunities Optionality Robust pipeline of development opportunities Leadership Leading sustainability, community relations and human resource development practices 113

This news release contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are intended to be covered by the safe harbor created by such sections and other applicable laws. Words such as "expect(s)", "feel(s)", "believe(s)", "will", "may", "anticipate(s)", "estimate(s)", "should", "intend(s)" and similar expressions are intended to identify forward-looking statements. Such forward-looking statements include, without limitation, (i) estimates of future mineral production and sales; (ii) estimates of future costs applicable to sales, other expenses and taxes, for specific operations and on a consolidated basis; (iii) estimates of future capital expenditures, construction, production or closure activities; (iv) statements regarding future exploration expenditures and results and future reserves and mineralized material; (v) statements regarding fluctuations in capital and currency markets; (vi) statements regarding potential cost savings, productivity, operating performance, and cost structure; (vii) expectations regarding the completion and timing of the Boddington acquisition and other transactions; and (viii) expectations regarding the start-up time, design, mine life, production and costs applicable to sales and exploration potential of the Boddington project and other projects. Where the Company expresses or implies an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, forward-looking statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed, projected or implied by such forward-looking statements. Such risks include, but are not limited to, gold and other metals price volatility, currency fluctuations, increased production costs and variances in ore grade or recovery rates from those assumed in mining plans, political and operational risks in the countries in which we operate, and governmental regulation and judicial outcomes. For a more detailed discussion of such risks and other factors, see the Company's 2009Annual Report on Form 10-K, filed on February 25 ,2010, with the Securities and Exchange Commission, as well as the Company's other SEC filings. The Company does not undertake any obligation to release publicly revisions to any "forward-looking statement," to reflect events or circumstances after the date of this news release, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws. 114 Appendices

Non-Reserve Mineralization Supplemental Information 115

Non-Reserve Mineralization Supplemental Information (continued) 116

DEFINITIONS (1) The term "reserve" means that part of a mineral deposit that can be economically and legally extracted or produced at the time of the reserve determination. The term "economically," as used in this definition, means that profitable extraction or production has been established or analytically demonstrated in a full feasibility study to be viable and justifiable under reasonable investment and market assumptions. The term "legally," as used in this definition, does not imply that all permits needed for mining and processing have been obtained or that other legal issues have been completely resolved. However, for a reserve to exist, Newmont must have a justifiable expectation, based on applicable laws and regulations, that issuance of permits or resolution of legal issues necessary for mining and processing at a particular deposit will be accomplished in the ordinary course and in a timeframe consistent with Newmont's current mine plans. Reserves in this document are aggregated from the Proven and Probable classes. (2) The term "non-reserve mineralization" or "NRM" refers to Measured, Indicated and/or Inferred materials, which are exclusive of reserves. Please see Slides 115 - 116 above for Newmont's 2009 report on non-reserve mineralization. Newmont has determined that such non-reserve mineralization would be substantively the same as those prepared using the Guidelines established by the Society of Mining, Metallurgy and Exploration. (3) The term "potential" refers to the aggregate of potential ore-grade material, including Proven and Probable reserves, Measured, Indicated and Inferred non-reserve mineralization, in addition to other potential ore-grade materials that have less certainty of conversion to reserves. (4) References to "equity ounces" or "equity pounds" mean that portion of gold or copper produced, sold or included in proven and probable reserves that is attributable to our ownership or economic interest. SUPPLEMENTAL INFORMATION AND CAUTIONARY STATEMENT REGARDING REPORTING OF RESERVES AND NRM Ian Douglas, Newmont's Group Executive of Reserves and Geostatistics, is the qualified person responsible for the preparation of the Reserve and non-reserve mineralization estimates in this presentation. The reserves disclosed in this presentation have been prepared in compliance with Industry Guide 7 published by the SEC. Non-reserve mineralization and potential has not been prepared in accordance with Industry Guide 7. Estimates of non-reserve mineralization and potential are subject to further exploration and development, are subject to many risks and highly speculative, and may not be converted to future reserves of the company. In addition, our current or future reserves and exploration and development projects may not result in new mineral producing operations. Even if significant mineralization is discovered and converted to reserves, it will likely take many years from the initial phases of exploration to development and ultimately to production, during which time the economic feasibility of production may change. For a description of the key assumptions, parameters and methods used to estimate mineral reserves and mineralized material on Newmont's material properties, as well as a general discussion of the extent to which the estimates may be affected by any known environmental, permitting, legal, title, taxation, socio-political, marketing or other relevant factors, please see Newmont's most recent Annual Report on Form 10-K and other SEC filings. Non-Reserve Mineralization Supplemental Information (continued) 117

2010 Annual Outlook Description Q1 Update 2010 Original Equity gold production (Kozs) 5,300 - 5,500 5,300 - 5,500 Costs applicable to sales - Gold ($/oz) $450 - $480 $450 - $480 Equity copper production (Mlbs) 330 - 360 350 - 380 Costs applicable to sales - Copper ($/lb) $0.85 - $0.95 $0.85 - $0.95 Capital expenditures ($M) $1,400 - $1,600 $1,400 - $1,600 Amortization ($M) $970 - $1,000 $940 - $970 Exploration ($M) $190 - $220 $190 - $220 Advanced projects, research and development ($M) $230 - $250 $185 - $210 General & administrative ($M) $160 - $170 $160 - $170 Interest expense, net of capitalized interest ($M) $270 - $290 $270 - $290 Effective tax rate 24% - 28% 28% - 32% Assumptions Oil price ($/bbl) $80 $80 Australian dollar exchange rate 0.90 0.80 Gold price ($/oz) $1,100 $900 Copper price ($/lb) $3.00 $2.50 Costs applicable to sales in 20109 are expected to change by approximately $5 per ounce for every $10 change in the oil price and by approximately $5 per ounce for every 0.10 change in the Australian dollar exchange rate. However, as the Company continues to pursue its disciplined Australian dollar and diesel hedging programs, these sensitivities may change throughout the year. 118

Richard O'Brien President and Chief Executive Officer Richard O'Brien was elected President and Chief Executive Officer in 2007, having previously served as President and Chief Financial Officer and Executive Vice President and Chief Financial Officer during 2006 and 2007 and as Senior Vice President and Chief Financial Officer from 2005 to 2006. Mr. O'Brien was Executive Vice President and Chief Financial Officer of AGL Resources in Atlanta, Georgia from 2001. Mr. O'Brien previously served in senior executive positions for Mirant (formerly Southern Energy, Inc.) and PacifiCorp. He has over 20 years of broad financial and operational experience in the energy, power and natural resources businesses. A graduate of the University of Chicago, Mr. O'Brien received his Bachelor of Arts degree in economics. He also holds a doctor of jurisprudence degree from Lewis and Clark College, Northwestern School of Law. Russell Ball Executive Vice President and Chief Financial Officer Russell Ball was elected Executive Vice President and Chief Financial Officer in October 2008, after having served as Senior Vice President and Chief Financial Officer since 2007, Vice President and Controller from 2004 to 2007. Previously he had served as Group Executive, Investor Relations, and as Financial Director and Controller for Newmont's Indonesian Business Unit. Mr. Ball joined Newmont in 1994 as Senior Internal Auditor after practicing as an accountant with Coopers and Lybrand in Durban, South Africa. He holds a Masters Degree in Accounting from the University of Natal (South Africa) and is both a Chartered Accountant in South Africa and a Certified Public Accountant in the United States. Randy Engel Executive Vice President, Strategic Development Randy Engel was elected Executive Vice President, Strategic Development in September 2008, after having served as Senior Vice President, Strategy and Corporate Development since 2007. Mr. Engel has been with the Company since 1994, and has served in various capacities in the areas of business planning, corporate treasury and human resources. Mr. Engel holds a master's of science in finance earned from the University of Denver, and a bachelor's degree in business administration from the University of Colorado. Officer Biographies 119

Officer Biographies (continued) Brian Hill Executive Vice President, Operations Brian Hill was elected Executive Vice President, Operations in October 2008, after having served as Vice President, Asia Pacific Operations since January 2008. Previously, he served as the Managing Director of LionOre Australia and Chief Executive Officer and Managing Director of ASX-listed Equatorial Mining Limited. Mr. Hill also served in a number of senior executive positions with Falconbridge Limited in Australia, Canada and Chile and has over 25 years experience in operations, project development and corporate development in the mining industry. He holds a Master's of Business Administration degree from the University of Western Ontario and a Bachelor of Science Degree in Mining Engineering from Queen's University. Mr. Hill is also a registered professional Engineer in the Province of Ontario, Canada. Guy Lansdown Executive Vice President, Discovery & Development Guy Lansdown was elected Executive Vice President, Development in October 2008, after having served as Senior Vice President, Project Development and Technical Services since 2007. He previously served as Vice President, Project Engineering and Construction from 2006 and as Project Executive on the Boddington project in Australia. Prior to this, he held key project and operating positions for Newmont throughout the world including Indonesia, Peru and Australia. He joined Newmont in 1993 as Project Manager for Minera Yanacocha after serving as an Associate for Knight Piesold and Manager of Projects for Group Five in South Africa. He holds a Bachelor of Science degree in Civil Engineering and a Master of Science in Project Management from the University of the Witwatersrand, South Africa. 120

Officer Biographies (continued)

Bill MacGowan
Executive Vice President, Human Resources & Communications

Bill MacGowan was elected executive vice president, human resources in 2010. Prior to joining Newmont, Mr. MacGowan served as chief human resources officer and executive vice president, people and places, for Sun Microsystems, where he oversaw a staff of 750 and an annual operating budget of $600 million. In addition, Mr. MacGowan was responsible for Sun's $1.2 billion real estate portfolio, encompassing five campuses and 12.5 million square feet.

With more than 25 years of human resources experience, Mr. MacGowan has a history of aligning people strategies with business results and creating a diverse, engaging and collaborative culture. In 2007, he received the Diversity Best Practices Legacy Award for lifetime achievements on behalf of women, minorities and people of color in the workplace. Mr. MacGowan earned his Bachelor of Arts degree in political science from Claremont McKenna College.

NEWMONT
Investor Day May 27, 2010
121